FOR IMMEDIATE RELEASE
NEWS RELEASE

Pacira Appoints Frank D. Lee as Chief Executive Officer

-- Transformational Leader Brings Three Decades of Global Experience in Pharmaceutical and Biotechnology Product Development and Commercialization --

-- Paul J. Hastings Named Chair of the Board --

-- Dave Stack to Remain in Advisory Role through August 2025 --

TAMPA, Fla., December 21, 2023 (GLOBE NEWSWIRE) -- Pacira BioSciences, Inc. (Nasdaq: PCRX), the industry leader in its commitment to non-opioid pain management and regenerative health solutions, today announced that its Board of Directors (the “Board”) has appointed Frank D. Lee as Chief Executive Officer and a member of the Board, effective January 2, 2024. As previously announced in September 2023, David Stack will retire from his roles as Chief Executive Officer and Chairman of the Board, effective January 1, 2024, and will remain with the company through August 2025 in an advisory capacity to help ensure a smooth transition. In connection with Mr. Stack’s retirement, the Board has elected Paul Hastings, Lead Independent Director, as Chair of the Board, also effective January 2, 2024.

Mr. Lee brings more than three decades of global experience and a strong track record of product development and commercial leadership success across a wide range of therapeutic areas within the biotech and pharmaceutical industry. Most recently he served as Chief Executive Officer and member of the board of directors of Forma Therapeutics from March 2019 through its acquisition by Novo Nordisk in October 2022. During his tenure at Forma, Mr. Lee transformed the company from an early-stage drug discovery company into one focused on the clinical development of lead assets in rare hematologic disorders and cancer.

“Following a comprehensive executive search process, we are delighted to welcome Frank as our new CEO and are confident he is the ideal leader for our next phase of growth and value creation,” said Paul Hastings, Chair elect of Pacira BioSciences, Inc. “Frank is a proven leader who has distinguished himself over the course of his career as a disciplined executive with a focus on revenue growth and cost management, having built successful patient-focused organizations driving product growth to blockbuster and multi-blockbuster status across a wide range of therapeutics areas and treatment settings. He has a proven ability to forge partnerships with key stakeholders and to deliver creative solutions that provide value and improve patients’ lives. We believe he has the relevant skills and experience to continue the execution of our strategy to maximize shareholder return and unlock the significant untapped potential within our best-in-class opioid-sparing commercial portfolio.”

“I am excited to join Pacira to continue advancing the company’s important mission to expand patient access to non-opioid pain management,” said Mr. Lee. “The efforts that Dave and his team have made establishing Pacira as a leader in opioid-sparing innovation are exceptional and I am eager to work with the team to capitalize on the significant opportunities ahead. I look forward to working closely with

Dave to ensure a smooth transition, and to partnering with the entire Board and leadership team to build upon our strong foundation and deliver value for all Pacira stakeholders.”

Mr. Hastings concluded, “On behalf of the entire Board, I want to thank Dave for his visionary leadership and numerous contributions to Pacira. As CEO for the last 16 years, Dave has transformed Pacira into a leader in non-opioid pain management and positioned the company for future success. We wish him the best in his well-deserved retirement.”

Prior to Forma, Mr. Lee most recently served as Senior Vice President, Global Product Strategy and Therapeutic Area Head for Immunology, Ophthalmology and Infectious Diseases at Genentech, a member of the Roche Group. At Genentech, he was responsible for driving development and commercial strategy for a broad portfolio of molecules in development and for global in-line product sales of more than $11 billion. His 13-year career path at Genentech included leadership positions of increasing scope and responsibility for delivering transformative medicines to patients.

Prior to joining Genentech, Mr. Lee spent approximately 13 years across Novartis, Janssen and Eli Lilly in engineering, manufacturing, sales/marketing and business development. Mr. Lee received a bachelor’s degree in chemical engineering from Vanderbilt University and an MBA in marketing and finance from the Wharton Graduate School of Business. He currently serves as executive chairman of the board of directors of privately held Therini Bio, Inc. and chairman of the board of privately held Catamaran Bio, Inc. He is also a member of the board of directors of Bolt Biotherapeutics, Inc. (Nasdaq: BOLT).

On December 20, 2023, in connection with Mr. Lee’s appointment as Chief Executive Officer, the Board approved the grant of inducement awards to Mr. Lee. The awards were made pursuant to the Pacira BioSciences, Inc. Amended and Restated 2014 Inducement Plan, which was approved by the Board without stockholder approval pursuant to, and in compliance with, Rule 5635(c)(4) of the Nasdaq Listing Rules.

Mr. Lee’s inducement awards included (i) a non-qualified stock option to purchase an aggregate of 692,512 shares of Pacira’s common stock with an exercise price per share equal to the closing price of Pacira’s common stock as reported on the Nasdaq Global Select Market on January 3, 2024, and, subject to continued service with Pacira as of each vesting date, such option will vest and become exercisable as to 25% of the option shares on January 3, 2025, and vest as to the remaining shares in successive equal quarterly installments over the subsequent three years, and (ii) a restricted stock unit award for 99,520 shares of Pacira’s common stock, subject to continued service with Pacira as of each vesting date, to vest in four equal annual installments beginning on January 2, 2025, in each case, pursuant to the terms and provisions of the Inducement Plan.

About Pacira
Pacira BioSciences, Inc. (Nasdaq: PCRX) is committed to providing non-opioid pain management options to as many patients as possible to redefine the role of opioids as rescue therapy only. The company is also developing innovative interventions to address debilitating conditions involving the sympathetic nervous system, such as cardiac electrical storm, chronic pain, and spasticity. Pacira has three commercial-stage non-opioid treatments: EXPAREL® (bupivacaine liposome injectable suspension), a long-acting local analgesic currently approved for infiltration, fascial plane block, and as an interscalene brachial plexus nerve block for postsurgical pain management; ZILRETTA® (triamcinolone acetonide extended-release injectable suspension), an extended-release, intra-articular injection indicated for the management of osteoarthritis knee pain; and ioveraº®, a novel, handheld device for delivering immediate, long-acting, drug-free pain control using precise, controlled doses of cold temperature to a targeted nerve. To learn more about Pacira, including the corporate mission to reduce overreliance on opioids, visit www.pacira.com.

About EXPAREL® (bupivacaine liposome injectable suspension)

EXPAREL is indicated to produce postsurgical local analgesia via infiltration in patients aged 6 years and older, and postsurgical regional analgesia via an interscalene brachial plexus block in adults, a sciatic nerve block in the popliteal fossa in adults, and an adductor canal block in adults. The safety and effectiveness of EXPAREL have not been established to produce postsurgical regional analgesia via other nerve blocks besides an interscalene brachial plexus nerve block, a sciatic nerve block in the popliteal fossa, or an adductor canal block. The product combines bupivacaine with multivesicular liposomes, a proven product delivery technology that delivers medication over a desired time period. EXPAREL represents the first and only multivesicular liposome local anesthetic that can be utilized in the peri- or postsurgical setting. By utilizing the multivesicular liposome platform, a single dose of EXPAREL delivers bupivacaine over time, providing significant reductions in cumulative pain scores with up to a 78 percent decrease in opioid consumption; the clinical benefit of the opioid reduction was not demonstrated. Additional information is available at www.EXPAREL.com.

Important Safety Information about EXPAREL for Patients

EXPAREL should not be used in obstetrical paracervical block anesthesia. In studies in adults where EXPAREL was injected into a wound, the most common side effects were nausea, constipation, and vomiting. In studies in adults where EXPAREL was injected near a nerve, the most common side effects were nausea, fever, and constipation. In the study where EXPAREL was given to children, the most common side effects were nausea, vomiting, constipation, low blood pressure, low number of red blood cells, muscle twitching, blurred vision, itching, and rapid heartbeat. EXPAREL can cause a temporary loss of feeling and/or loss of muscle movement. How much and how long the loss of feeling and/or muscle movement depends on where and how much of EXPAREL was injected and may last for up to 5 days. EXPAREL is not recommended to be used in patients younger than 6 years old for injection into the wound, for patients younger than 18 years old, for injection near a nerve, and/or in pregnant women. Tell your health care provider if you or your child has liver disease, since this may affect how the active ingredient (bupivacaine) in EXPAREL is eliminated from the body. EXPAREL should not be injected into the spine, joints, or veins. The active ingredient in EXPAREL can affect the nervous system and the cardiovascular system; may cause an allergic reaction; may cause damage if injected into the joints; and can cause a rare blood disorder.

About ZILRETTA® (triamcinolone acetonide extended-release injectable suspension)

On October 6, 2017, ZILRETTA was approved by the U.S. Food and Drug Administration as the first and only extended-release intra-articular therapy for patients confronting osteoarthritis (OA)- related knee pain. ZILRETTA employs proprietary microsphere technology combining triamcinolone acetonide—a commonly administered, short-acting corticosteroid—with a poly lactic-co-glycolic acid (PLGA) matrix to provide extended pain relief. The pivotal Phase 3 trial on which the approval of ZILRETTA was based showed that ZILRETTA significantly reduced OA knee pain for 12 weeks, with some people experiencing pain relief through Week 16. Learn more at www.zilretta.com.

Indication and Select Important Safety Information for ZILRETTA

Indication: ZILRETTA is indicated as an intra-articular injection for the management of OA pain of the knee. Limitation of Use: The efficacy and safety of repeat administration of ZILRETTA have not been demonstrated.

Contraindication: ZILRETTA is contraindicated in patients who are hypersensitive to triamcinolone acetonide, corticosteroids or any components of the product.

Warnings and Precautions:

•Intra-articular Use Only: ZILRETTA has not been evaluated and should not be administered by epidural, intrathecal, intravenous, intraocular, intramuscular, intradermal, or subcutaneous routes. ZILRETTA should not be considered safe for epidural or intrathecal administration.
•Serious Neurologic Adverse Reactions with Epidural and Intrathecal Administration: Serious neurologic events have been reported following epidural or intrathecal corticosteroid administration. Corticosteroids are not approved for this use.
•Hypersensitivity reactions: Serious reactions have been reported with triamcinolone acetonide injection. Institute appropriate care if an anaphylactic reaction occurs.
•Joint infection and damage: A marked increase in joint pain, joint swelling, restricted motion, fever and malaise may suggest septic arthritis. If this occurs, conduct appropriate evaluation and if confirmed, institute appropriate antimicrobial treatment.

Adverse Reactions: The most commonly reported adverse reactions (incidence ≥1%) in clinical studies included sinusitis, cough, and contusions.

Please see ZILRETTALabel.com for full Prescribing Information.

About iovera°®

The iovera° system uses the body’s natural response to cold to treat peripheral nerves and immediately reduce pain without the use of drugs. Treated nerves are temporarily stopped from sending pain signals for a period of time, followed by a restoration of function. Treatment with iovera° works by applying targeted cold to a peripheral nerve. A precise cold zone is formed under the skin that is cold enough to immediately prevent the nerve from sending pain signals without causing damage to surrounding structures. The effect on the nerve is temporary, providing pain relief until the nerve regenerates and function is restored. Treatment with iovera° does not include injection of any substance, opioid, or any other drug. The effect is immediate and can last up to 90 days. The iovera° system is not indicated for treatment of central nervous system tissue. Additional information is available at www.iovera.com.

Indication and Select Important Safety Information for iovera°®

Indication: iovera° applies freezing cold to peripheral nerve tissue to block and/or relieve pain for up to 90 days. It should not be used to treat central nervous system tissue.

Important Safety Information

⦁    Do not receive treatment with iovera° if you experience hypersensitivity to cold or have open and/or infected wounds near the treatment site.
⦁    You may experience bruising, swelling, inflammation and/or redness, local pain and/or tenderness, and altered feeling at the site of application.
⦁    In treatment area(s), you may experience damage to the skin, skin darkening or lightening, and dimples in the skin.
⦁    You may experience a temporary loss of your ability to use your muscles normally outside of the treatment area.
⦁    Talk to your doctor before receiving treatment with iovera°.

Forward-Looking Statements

Any statements in this press release about Pacira’s future expectations, plans, trends, outlook, projections and prospects, and other statements containing the words “believes,” “anticipates,” “plans,” “estimates,” “expects,” “intends,” “may,” “will,” “would,” “could,” “can” and similar expressions, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to our growth and future operating results and trends, our strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, including our plans with respect to the repayment of our indebtedness, anticipated product portfolio, development programs, patent terms, development of products, strategic alliances and intellectual property and other statements that are not historical facts. For this purpose, any statement that is not a statement of historical fact should be considered a forward-looking statement. We cannot assure you that our estimates, assumptions and expectations will prove to have been correct. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to, among others: the successful transition of our chief executive officer and chairman; risks associated with acquisitions, such as the risk that the acquired businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to the lingering impact of the COVID-19 pandemic on elective surgeries, our manufacturing and supply chain, global and U.S. economic conditions (including inflation and rising interest rates), and our business, including our revenues, financial condition, cash flow and results of operations; the success of our sales and manufacturing efforts in support of the commercialization of EXPAREL, ZILRETTA and iovera°; the rate and degree of market acceptance of EXPAREL, ZILRETTA and iovera°; the size and growth of the potential markets for EXPAREL, ZILRETTA and iovera° and our ability to serve those markets; our plans to expand the use of EXPAREL, ZILRETTA and iovera° to additional indications and opportunities, and the timing and success of any related clinical trials for EXPAREL, ZILRETTA and iovera°; the commercial success of EXPAREL, ZILRETTA and iovera°; the related timing and success of U.S. Food and Drug Administration supplemental New Drug Applications and premarket notification 510(k)s; the related timing and success of European Medicines Agency Marketing Authorization Applications; our plans to evaluate, develop and pursue additional product candidates utilizing our proprietary multivesicular liposome (“pMVL”) drug delivery technology; the approval of the commercialization of our products in other jurisdictions; clinical trials in support of an existing or potential pMVL-based product; our commercialization and marketing capabilities; our ability to successfully complete an EXPAREL capacity expansion project in San Diego, California; our ability to successfully complete a ZILRETTA capital project in Swindon, England; the outcome of any litigation; the ability to successfully integrate any future acquisitions into our existing business; the recoverability of our deferred tax assets; assumptions associated with contingent consideration payments; and factors discussed in the “Risk Factors” of our most recent Annual Report on Form 10-K and in other filings that we periodically make with the Securities and Exchange Commission (the “SEC”). In addition, the forward-looking statements included in this press release represent our views as of the date of this press release. Important factors could cause actual results to differ materially from those indicated or implied by forward-looking statements, and as such we anticipate that subsequent events and developments will cause our views to change. Except as required by applicable law, we undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and readers should not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include the matters discussed and referenced in the “Risk Factors” of our most recent Annual Report on Form 10-K and in other filings that we periodically make with the SEC.

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Investor Contact:
Susan Mesco, (973) 451-4030
susan.mesco@pacira.com

Media Contact:
Amber Sears, (973) 254-3587
amber.sears@pacira.com